UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 26, 2010

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

On July 26, 2010, Cameron International Corporation (the “Company”) sent a notice to its directors and executive officers notifying them that the Cameron International Corporation Retirement Savings Plan and the Individual Account Retirement Plan for Bargaining Unit Employees at the Cameron International Corporation Buffalo, New York Plant (the “401(k) Plans”) will be entering a blackout period due to a transition of the trustee and recordkeeping services for the 401(k) Plans from Schwab Retirement Plan Services Company to T. Rowe Price Retirement Plan Services, Inc. As a result of this administrative transition, there will be a period of time when certain participants in the 401(k) Plans will be unable to access their accounts to direct or diversify their investments or obtain a loan or distribution from the 401(k) Plans. The blackout period restricts directors and executive officers from, directly or indirectly, acquiring or disposing of any employer securities acquired in connection with service or employment as a director or executive officer, including trades by family members and others closely related.

The Company provided the notice of the blackout period to the directors and executive officers (the “Notice”) in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.  The Notice stated that the blackout period would begin on August 27, 2010 and end during the week of September 20, 2010. The blackout period may be extended if needed, in which case an updated notice will be given to the directors and executive officers.

During the blackout period and for a period of two years after the ending date of the blackout period, holders of the Company’s common stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written request to Cameron International Corporation, Attention: Human Resources, 1333 West Loop South, Suite 1700, Houston, Texas 77027 or by calling (713) 513-3300.

A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Notice to Directors and Executive Officers of Cameron International Corporation, dated July 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/William C. Lemmer
William C. Lemmer
Senior Vice President and General Counsel

Date:          July 26, 2010